38. Insurance	12 Months Ended
Dec. 31, 2020
Insurance [Abstract]
Insurance

38.       Insurance

The Company maintains a policy of monitoring the risks inherent in its operations. As a result, on December 31, 2020, the company had insurance contracts in force to cover operational risks, civil liability, cyber risks, health, among others. The management of the company understands that the policies represent sufficient amounts to cover any losses. The main assets, liabilities or interests covered by insurance and their respective amounts are as follows:

Description	Insured amounts
Operating risks	R$ 34,983,023
General Civil Liability - RCG	R$ 80,000
Cyber risks	R$ 28,521
Automobile (executives and operational fleet)	R$ 1,000 for optional civil liability (property damage and bodily harm) and R$ 100 for pain and suffering.